UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2019

NEWBRIDGE GLOBAL VENTURES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-11730	84-1089377
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2545 Santa Clara Avenue

Alameda, CA 94501

               (Address of Principal Executive Offices)

801-362-2115

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 1, 2019, NewBridge Global Ventures, Inc., a Delaware Corporation (the “Company”) and Innovative Separations, LLC, an Oregon limited liability company (“Innovative”) together with Joseph Mazza, the managing member of Innovative (“Mr. Mazza”) entered into an Operating Agreement (the “Operating Agreement”), pursuant to which the Company and Innovative will be joint partners for the purpose of exploiting certain farming operations that raise cannabis and hemp and to extract CBD, THC and other compounds from cannabis and hemp plants through the use of certain technologies and equipment (the “Innovative Transaction”). Pursuant to the terms and subject to the conditions set forth in the Operating Agreement, the Company will: (i) issue 25,000 shares of the Company’s common stock to Mr. Mazza, and 25,000 shares of the Company’s common stock to the Gary and Gail Harstein Family Trust; (ii) enter into a lease purchase option to purchase certain property listed in the Operating Agreement; (iii) place at least one Company Shockwave Power™ Reactor in Innovative and (iv) provide cash for working capital of up to $200,000 over a one-year period. In consideration for the Company’s common stock issued to Mr. Mazza and the working capital contribution, the Company shall receive fifty percent (50%) of the membership interests in Innovative (the “Innovative MI”). In addition to the Innovative MI, the Company will receive the right to use certain trade names and access to certain lands currently owned by Innovative (together with the Innovative MI, the “Innovative Interests”). The term of the Operating Agreement shall be perpetual absent certain dissolution provisions as further described in the Operating Agreement. The Operating Agreement also provides for certain drag-along provisions, whereby the Managers may require any members of Innovative to sell their respective Innovative MIs to a proposed purchaser.

The foregoing is merely a summary of the Operating Agreement, and is qualified in its entirety by the full text of the Operating Agreement, a copy of which is attached as Exhibit 10.1 hereto.

Item 8.01 Other Events

On May 7, 2019, the Company issued a press release regarding the Innovative Transaction. A copy of the press release is attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits

The exhibits listed below are furnished as Exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Operating Agreement dated May 1, 2019
99.1	Press Release regarding the Innovative Transaction dated May 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NewBridge Global Ventures, Inc. (Registrant)

Dated: May 7, 2019	By: /s/ Robert Bench Name: Robert Bench Title: Chief Executive Officer